Supplement dated June 2, 2017
to the Prospectus, as supplemented, and Statement of Additional Information (SAI) of the following fund (the Fund):
Fund	Prospectus Dated	SAI Dated
Columbia Funds Series Trust I
Columbia Global Energy and Natural Resources Fund	1/1/2017	6/1/2017
Effective immediately, the information under the subsection "Performance Information" in the "Summary of the Fund" section of the Prospectus for the above mentioned Fund is hereby revised to remove the following information, which was added by supplement on March, 10, 2017:
Prior to March 27, 2017, Class T shares were known as Class W shares and there was no sales charge on Class W shares. Beginning March 27, 2017, the maximum applicable sales charge attributable to Class T shares is 2.50% per transaction. The Fund’s Class T share returns (after applicable sales charges) have been adjusted to reflect the current maximum applicable sales charge of 2.50%.
The rest of the section remains the same.
Effective immediately, the list of portfolio managers under the subsection “Fund Management” in the “Summary of the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Josh Kapp, CFA	Portfolio Manager	Portfolio Manager	2011
The rest of the section remains the same.
Effective immediately, the caption “Portfolio Managers” and the information beneath it, in the “More Information About the Fund — Primary Service Providers" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Josh Kapp, CFA	Portfolio Manager	Portfolio Manager	2011
Mr. Kapp joined one of the Columbia Management legacy firms or acquired business lines in 2005. Mr. Kapp began his investment career in 1985 and earned a B.S. from Ohio State University and an M.B.A. from University of Chicago.
The rest of the section remains the same.
Effective immediately, the information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund is hereby revised to remove reference to Jonathan Mogil.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP144_08_003_(06/17)